UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8170 Maple Lawn Boulevard, Suite 180

Fulton, MD 20759

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2012, Colfax Corporation issued a press release reporting financial results for the third quarter ended September 28, 2012. A copy of Colfax Corporation’s press release is attached to this report as Exhibit 99.1 and is incorporated in this report by reference. Colfax Corporation has scheduled a conference call for 8:00 a.m. EDT on October 25, 2012 to discuss its financial results, and slides for that call are attached to this report as Exhibit 99.2 and are incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Colfax Corporation press release dated October 25, 2012, reporting financial results for the third quarter ended September 28, 2012.

99.2	Colfax Corporation slides for October 25, 2012 conference call reporting financial results for the third quarter ended September 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation

Date: October 25, 2012	By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Colfax Corporation press release dated October 25, 2012, reporting financial results for the third quarter ended September 28, 2012.

99.2	Colfax Corporation slides for October 25, 2012 conference call reporting financial results for the third quarter ended September 28, 2012.